SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                       China Resources Development, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Not applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                        CHINA RESOURCES DEVELOPMENT, INC.

                                 [COMPANY LOGO]



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2003

To the Stockholders of China Resources Development, Inc.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of China Resources Development, Inc., a Nevada corporation (the "Company"), will be held at 2:30 p.m., Hong Kong time, on December 18, 2003 at Room 2105, West Tower, Shun Tak Centre, 200 Connaught Road C., Sheung Wan, Hong Kong, for the following purposes:

         1. To elect two Class I members to the Company's board of directors to hold office until the Company's annual meeting of stockholders to be held in 2006 and until their successors are duly elected and qualified;

         2.       To approve and adopt the Company's 2003 Equity Compensation
                  Plan;

         3. To ratify the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2003; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on November 14, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD'S NOMINEES TO SERVE AS CLASS I DIRECTORS, AND FOR PROPOSALS TWO AND THREE.

                                            By Order of the Board of Directors


                                            /s/  Wong Wah On
                                            ---------------------
                                            Corporate Secretary

Hong Kong
November 19, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                        CHINA RESOURCES DEVELOPMENT, INC.
                                    ROOM 2105
                           WEST TOWER, SHUN TAK CENTRE
                              200 CONNAUGHT ROAD C.
                              SHEUNG WAN, HONG KONG

                      ____________________________________

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 18, 2003
                      ____________________________________



                                  INTRODUCTION


         The accompanying proxy is solicited by the board of directors of China Resources Development, Inc., to be voted at the Annual Meeting of Stockholders to be held on Thursday, December 18, 2003 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the board with respect to each matter submitted to our stockholders for approval. Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum.

         The cost of preparing and mailing the enclosed proxy materials, estimated to be approximately $25,000, will be borne by us. We may use the services of our officers and employees (who will receive no additional compensation) to solicit proxies. In addition to the use of the mails, proxies may be solicited by telephone, Mailgram, facsimile, telegraph, cable and personal interview. We intend to request banks and brokers holding shares of our common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. We will reimburse banks and brokers for their out-of-pocket expenses. We may also retain the services of a solicitation firm to aid in the solicitation of proxies. If it does so, we will pay the fees and expenses of such firm.

         This Proxy Statement and the accompanying form of proxy are first being sent to our stockholders on or about November 19, 2003. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at our offices for a period of at least ten days preceding the Annual Meeting.


                          VOTING AT THE ANNUAL MEETING

         The shares entitled to vote at the Annual Meeting consist of shares of our common stock and Series B preferred stock, with each share of each class entitling the holder to one vote. At the close of business on November 14, 2003, the record date for the Annual Meeting, there were 1,143,823 shares of our common stock and 320,000 shares of our Series B preferred stock issued and outstanding.

         Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR the election of the nominees for director listed in this proxy statement, FOR approval and adoption of the 2003 Equity Compensation Plan, FOR ratification of the appointment of Horwath Gelfond Hochstadt Pangburn, P.C., and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. A stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to our Corporate Secretary or by attending the meeting and voting in person.

         A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of our common stock and preferred stock, counted together, represented in person or by proxy, will constitute a quorum. Votes cast at the Annual Meeting, in person or by proxy, will be tabulated by the inspector of election. The inspector of election will treat abstentions as shares of common stock or preferred stock that are present and entitled to vote for purposes of determining the presence of a quorum.

         The two nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected as Class I directors. The vote required for adoption of the other proposals is the affirmative vote of a majority of the shares of common stock and preferred stock, counted together, present in person or represented by proxy at the Annual Meeting; and, for purposes of determining stockholder approval of such proposals, abstentions will be treated as shares of common stock or preferred stock voted against adoption of such proposals.

                                   CONVENTIONS

         Unless otherwise specified, all references in this proxy statement to "U.S. Dollars," "Dollars," "US$," or "$" are to United States dollars; all references to "Hong Kong Dollars" or "HK$" are to Hong Kong dollars; and all references to "Renminbi" or "RMB" or "Yuan" are to Renminbi Yuan, which is the lawful currency of the People's Republic of China ("China" or "PRC"). We maintain our accounts in U.S. Dollars and Hong Kong Dollars, respectively. The accounts of our subsidiaries are maintained in either Hong Kong Dollars or Renminbi. Our consolidated financial statements are prepared in Renminbi. Translations of amounts from Renminbi to U.S. Dollars and from Hong Kong Dollars to U.S. Dollars are for the convenience of the reader. Unless otherwise indicated, any translations from Renminbi to U.S. Dollars or from U.S. Dollars to Renminbi have been made at the single rate of exchange as quoted by the People's Bank of China (the "PBOC Rate") on December 31, 2002 and September 30, 2003, which was approximately U.S.$1.00 = Rmb 8.28. Translations from Hong Kong Dollars to U.S. Dollars have been made at the single rate of exchange as quoted by the Hong Kong and Shanghai Banking Corporation Limited on December 31, 2002 and September 30, 2003, which was approximately US$1.00 = HK$7.80. The Renminbi is not freely convertible into foreign currencies and the quotation of exchange rates does not imply convertibility of Renminbi into U.S. Dollars or other currencies. All foreign exchange transactions take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. No representation is made that the Renminbi or U.S. Dollar amounts referred to herein could have been or could be converted into U.S. Dollars or Renminbi, as the case may be, at the PBOC Rate or at all.

         References to "Billion Luck" are to Billion Luck Company Ltd., a British Virgin Islands company, which is our wholly owned subsidiary.

         References to "China Resources", "we", "us", "our" and the like are to China Resources Development, Inc., and include, unless the context requires otherwise, the operations of our subsidiaries.

         References to the "Farming Bureau" are to the Hainan Agricultural Reclamation General Company, a division of the Ministry of Agriculture, the PRC government agency responsible for matters relating to agriculture.

         References to "Guilinyang Farm" are to Hainan Province Guilinyang State Farm, a PRC entity owned and controlled by the Farming Bureau.

         References to "HARC" are to Hainan Cihui Industrial Company Limited (formerly known as Hainan Zhongwei Agricultural Resources Company Limited), a company organized in the PRC, and our wholly owned subsidiary.

         References to "Hainan Weilin" are to Hainan Weilin Timber Limited Liability Company, a limited liability company organized in the PRC, whose capital was owned 58% by HARC. On April 30, 2001, HARC disposed of its 58% interest in Hainan Weilin to the Farming Bureau.

         References to the "PRC" or "China" include all territory claimed by or under the control of the Central Government, except Hong Kong, Macau, and Taiwan.

         References to "Xilian Mill" are to Xilian Timber Mill, a PRC entity whose capital was owned 12.64% by HARC. On April 30, 2001, HARC disposed of its interest in Xilian Mill to the Farming Bureau.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to us concerning the beneficial ownership of shares of our common stock and Series B preferred stock as of November 14, 2003 by:

         o each person known by us to be the owner of more than 5% of our outstanding shares of common stock and preferred stock combined;
         o  each of our directors and director nominees;
         o  each of our executive officers; and
         o  all executive officers and directors as a group.

         Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned. Unless otherwise indicated the address of each beneficial owner is Room 2105, West Tower, Shun Tak Centre, 200 Connaught Road C., Sheung Wan, Hong Kong.

                                     Amount and Nature of Beneficial Ownership(4)
                                     --------------------------------------------
                                        Common Stock               Preferred Stock                 Percent
Name and Address of                     ------------               ---------------                   of
Beneficial Owner                   # of Shares    % of Class        # of Shares     % of Class      Vote
------------------------------------------------------------------------------------------------------------
Ching Lung Po                       40,000             3.5%         320,000(1)        100%           24.6%

Tam Cheuk Ho                       184,897(2)         16.1%              --            --            12.6%

Wong Wah On                        184,897(3)         16.1%              --            --            12.6%

Lam Kwon Sing                           --            --                 --            --            --

Ng Kin Sing                             --            --                 --            --            --

Lo Kin Cheung                           --            --                 --            --            --

Anka Capital Limited               144,897            12.7%              --            --             9.9%

Winsland Capital Limited                --            --            320,000           100%           21.9%
TurstNet Chambers
P.O. Box 3444, Road Town
Tortola, British Virgin Islands

Executive Officers and
Directors as a group
(of 3 persons)                     264,897(1)(2)(3)   23.2%         320,000           100%           40.0%

_______________________
(1) Shares registered to Winsland Capital Limited, a company beneficially owned by Mr. Ching.
(2) Includes 144,897 shares registered to Anka Capital Limited, a company owned 50% by Mr. Tam. Mr. Tam disclaims beneficial ownership of the shares owned by Anka Capital Limited, except to the extent of his pecuniary interest in the shares.
(3) Includes 144,897 shares registered to Anka Capital Limited, a company owned 50% by Mr. Wong. Mr. Wong disclaims beneficial ownership of the shares owned by Anka Capital Limited, except to the extent of his pecuniary interest in the shares.
(4) The inclusion of any shares as deemed beneficially owned does not constitute an admission of beneficial ownership by the named stockholder.

                        DIRECTORS AND EXECUTIVE OFFICERS


         The following table identifies our directors and executive officers as of the date of this proxy statement, as well as their ages and the positions in which they serve:

                         Age                Position
                         ---                --------

Ching Lung Po            57         Chairman of the Board of Directors,
                                    President and Chief Executive Officer

Tam Cheuk Ho             41         Director and Chief Financial Officer

Wong Wah On              40         Director, Secretary and Financial Controller

Lam Kwan Sing            34         Director

Ng Kin Sing              41         Director

Lo Kin Cheung            39         Director

         Mr. Ching Lung Po has served as a director of China Resources since February 4, 1998. He was appointed Chairman of the board of directors on January 25, 1999, Chief Executive Officer and President of the Company on February 1, 1999 and June 1, 1999, respectively. Mr. Ching has also been the Chairman of the board of directors and President of OVM International Holding Corp. (Pink
Sheets: OVMI.pk) since September 1996. Mr. Ching has been involved for more than 20 years in the management of production and technology for industrial enterprises in PRC. He worked in Heilongjiang Suihua Electronic Factory as an engineer from 1969 to 1976 and was the Head of the Heilongjiang Suihua Industrial Science & Technology Research Institute from 1975 to 1976. Mr. Ching joined the Heilongjiang Qingan Factory in 1976 and has been the General Manager since 1976. In 1988, Mr. Ching started his own business and established the Shenzhen Hongda Science & Technology Company Limited in Shenzhen, which manufactures electronic products. Mr. Ching graduated from the Harbin Military and Engineering Institute and holds the title of Senior Engineer.

         Mr. Tam Cheuk Ho has been a director and the Chief Financial Officer of China Resources since December 2, 1994. Prior to joining us, from July 1984 through January 1992, he worked as Audit Manager at Ernst & Young, Hong Kong, and from February 1992 through September 1992, as Financial Controller at Tack Hsin Holdings Limited, a listed company in Hong Kong, where he was responsible for accounting and financial functions. From October 1992, through December 1994, Mr. Tam was Finance Director of Hong Wah (Holdings) Limited. He is a fellow of both the Hong Kong Society of Accountants and the Chartered Association of Certified Accountants. He is also a certified public accountant in Hong Kong. He holds a Bachelor's degree in Business Administration from the Chinese University of Hong Kong. Mr. Tam is also a director of Anka Capital Limited, a privately held corporation, through which he is one of our principal stockholders.

         Mr. Wong Wah On has been a director of China Resources since December 30, 1997. Mr. Wong is also our Financial Controller and Secretary. He is responsible for assisting our Chief Financial Officer with our treasury, accounting and secretarial functions. From October 1992 through December 1994, Mr. Wong was the Deputy Finance Director of Hong Wah (Holdings) Limited. From July 1988 through October 1992, he was an audit supervisor at Ernst & Young, Hong Kong. Mr. Wong is also a director of Anka Capital Limited, a privately held corporation, through which he is one of our principal stockholders. He received a professional diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University. He is a fellow of both the Chartered Association of Certified Accountants and the Hong Kong Society of Accountants, and an associate of the Institute of Chartered Secretaries and Administrators. He is also a certified public accountant in Hong Kong.

         Mr. Lam Kwan Sing has been a director of China Resources since March 20, 2003, and also serves as a member of our audit committee. From 2002 to present, Mr. Lam has been the executive director of Pacific Challenge Holdings Limited, a Hong Kong listed company, where he is responsible for the overall corporate finance and accounting operations. From 2000 to 2002, Mr. Lam was the business development manager of China Development Corporation Limited, a Hong Kong listed company. From 1997 to 2000, he was the business development manager of Chung Hwa Development Holdings Limited, a Hong Kong listed company. From 1995 to 1997, Mr. Lam was the assistant manager (Intermediaries supervision) of Hong Kong Securities and Futures Commission. Mr. Lam holds a Bachelor's degree in Accountancy from the City University of Hong Kong.

         Mr. Ng Kin Sing has been a director of China Resources since February 1, 1999, and also serves as a member of our audit committee. From April 1998 to the present, Mr. Ng has been the managing director of Action Plan Limited, a securities investment company. From November 1995 until March 1998, Mr. Ng was sales and dealing director for NatWest Markets (Asia) Limited; and from May 1985 until October 1996, he was the dealing director of BZW Asia Limited, an international securities brokerage house. Mr. Ng holds a Bachelor's degree in Business Administration from the Chinese University of Hong Kong.

         Mr. Lo Kin Cheung has been a director of China Resources since May 30, 2000, and also serves as a member of our audit committee. From September 2001 to present, Mr. Lo has been the chief financial officer of Lee Fung - Asco Printers Holdings Limited, a Hong Kong listed company, where he is responsible for the overall corporate financial operations. From March 1998 to August 2001, Mr. Lo was the executive director of Wiltec Holdings Limited, a Hong Kong listed company, where he was responsible for corporate development and day-to-day operations. From July 1986 until March 1998, Mr. Lo was the principal at Ernst & Young, Hong Kong. He is a fellow of both the Hong Kong Society of Accountants and the Chartered Association of Certified Accountants. He holds a Bachelor's degree of Science from the University of Hong Kong.

         At our annual meeting of stockholders held on November 12, 2002, Messrs. Wan Ying Lin and Lo Kin Cheung were elected to serve as Class III directors until the annual meeting to be held in 2005 and until their successors have been duly elected and qualified. Messrs. Ching Lung Po and Ng Kin Sing serve as Class II directors until the annual meeting to be held in 2004 and until their successors have been duly elected and qualified. Messrs. Tam Cheuk Ho and Wong Wah On, who have been nominated for reelection at the Annual Meeting that is the subject of this proxy statement, currently serve as Class I directors. Mr. Wan Ying Lin resigned as a director effective March 1, 2003, and on March 20, 2003, Mr. Lam Kwan Sing was appointed to fill the vacancy created by the resignation of Mr. Wan.

         Our officers are elected annually at the first board of directors meeting following the annual meeting of stockholders, and hold office until their respective successors are duly elected and qualified, unless sooner displaced.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees
--------

         Article VIII of our Articles of Incorporation permits the board of directors to fix the number of directors at not less than three nor more than
25. At the annual meeting of stockholders held in 1996, an amendment to the Articles of Incorporation was approved, dividing the directors into three classes. Pursuant to the amendment, one class of directors is elected each year, to serve a three-year term.

         Two Class I directors will be elected at the Annual Meeting. The nominees for Class I directors, if elected, will serve until the annual meeting of stockholders to be held in 2006 and until his successor is duly elected and qualified. Tam Cheuk Ho and Wong Wah On are the Class I director nominees, each of whom currently serves as a Class I director.

         Both nominees have consented to being named herein and have indicated their intention to serve as Class I directors, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named nominees. In case any of the nominees become unavailable for election to the board of directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

         The following persons have been nominated for election to our board of directors:

                                                                   Served as a
         Name                 Age              Positions          Director Since
         ----                 ---              ---------          --------------

         Tam Cheuk Ho          41               Director          December 1994

         Wong Wah On           40               Director          December 1997

Information Concerning the Board of Directors
---------------------------------------------

         During the year ended December 31, 2002, our board of directors held four meetings. Each member of the board participated in each meeting of the board.

Committees of the Board of Directors
------------------------------------

         Our audit committee, which currently consists of Ng Kin Sing, Lam Kwan Sing and Lo Kin Cheung, reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. The audit committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention.

         Our board of directors has adopted a written audit committee charter, a copy of which is attached to this proxy statement as Appendix A. Each member of our audit committee is an "independent director" within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. Marketplace Rules. The audit committee met on four occasions during the year ended December 31, 2002.

         We do not have a formal compensation committee. The board of directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         We do not have a formal nominating committee. The board of directors, acting as a nominating committee, recommends candidates who will be nominated as management's slate of directors at each annual meeting of stockholders. The board of directors will also consider candidates for directors nominated by stockholders. A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders to be held in 2004 must notify our Corporate Secretary, in writing, no later than June 30, 2004. The written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required to be included in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares beneficially owned and a statement that such stockholder intends to nominate his candidate. A statement from the candidate must also be furnished, indicating the candidate's desire and ability to serve as a director. Adherence to these procedures is a prerequisite to a stockholder's right to nominate a candidate for director at the annual meeting.

Audit Committee Report
----------------------

         The following statement made by our audit committee, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under either of those Acts.

         Our audit committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

         Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors matters required to be discussed by auditing standards generally accepted in the United States.

         In addition, the committee has discussed with the independent auditors the auditor's independence from China Resources and our management, and has received the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee has also discussed with the independent auditors the matters required to be discussed by SAS 61.

         The committee also discussed with our independent auditors the overall scope and plans for their respective audit. The committee meets with the independent auditors with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

         In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board has approved, that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                      Submitted by the Audit Committee
                                      of the Board of Directors:

                                      /s/ Ng Kin Sing
                                      /s/ Lam Kwan Sing
                                      /s/ Lo Kin Cheung

Report of the Board of Directors on Executive Compensation
----------------------------------------------------------

         The following statement made by the board of directors, sitting as a compensation committee, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under either of those Acts.

         We do not have a formal compensation committee. The board of directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         In determining the compensation of our executive officers, the board of directors takes into account all factors which it considers relevant, including business conditions, in general, and in our line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, our performance, in general, and the performance of the specific executive officer under consideration, including the business area for which such executive officer is responsible. In light of these factors, the board of directors determined that the payment of discretionary bonuses to executive officers was not appropriate for the fiscal year ended December 31, 2002.

         The board of directors also believes that granting equity-based awards provides an additional incentive to our executive officers to continue in providing their services and provides an interest aligned with stockholders in our success. In the future, the board of directors intends to make use of equity-based compensation, along with other traditional salary and bonus components of executive compensation packages, to provide incentives to attract and maintain qualified executive officers.

                                      Submitted by the Board of Directors,
                                      Sitting as a Compensation Committee:

                                      /s/ Ching Lung Po
                                      /s/ Tam Cheuk Ho
                                      /s/ Wong Wah On
                                      /s/ Lam Kwan Sing
                                      /s/ Ng Kin Sing
                                      /s/ Lo Kin Cheung

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         The current board of directors includes Ching Lung Po, Tam Cheuk Ho and Wong Wah On, each of whom also serves as an executive officer. As a result, these directors discuss and participate in deliberations of the board of directors on matters relating to the terms of executive compensation. In this regard, a director whose executive compensation is voted upon by the board of directors must abstain from such vote.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to us for the fiscal year ended December 31, 2002, none of our directors, officers, or stockholders beneficially owning more than 10% of any class of our equity securities failed to file any forms required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

                             EXECUTIVE COMPENSATION
                             ----------------------

Summary Compensation Table
--------------------------

         The following table shows, for each of the three years ended December 31, 2002, the cash and other compensation paid by us to our President and Chief Executive Officer, and each other executive officer whose annual compensation was $100,000 or more.

                                                                                  Long-Term
                        Annual Compensation                                      Compensation
                        -------------------                                      ------------
                                                                 Other           Securities          All Other
Name and Principal Position         Year    Salary   Bonus    Compensation        Options           Compensation
                                            (US$)    (US$)       (US$)                                  (US$)
----------------------------------------------------------------------------------------------------------------
Ching Lung Po, President           2002     133,333   -0-           -0-               -0-                -0-
  and Chief Executive Officer      2001     276,923   -0-           -0-            40,000                -0-
                                   2000     276,923   -0-           -0-               -0-                -0-

Tam Cheuk Ho, Chief                2002     230,769   -0-           -0-               -0-                -0-
  Financial Officer                2001     230,769   -0-           -0-            40,000                -0-
                                   2000     230,769   -0-           -0-               -0-                -0-

Wong Wah On, Secretary             2003     153,846   -0-           -0-               -0-                -0-
  and Financial Controller         2002     153,846   -0-           -0-            40,000                -0-
                                   2001     153,846   -0-           -0-               -0-                -0-

Option/SAR Grants Table

         The following table sets forth information with respect to the grant of options to purchase shares of common stock during the fiscal year ended December 31, 2002 to each person named in the Summary Compensation Table.

                                    Number                    % Of
                                    Of Shares                 Total Options
                                    Underlying                Granted To        Exercise Or
                                    Options                   Employees In      Base Price       Expiration
Name                                Granted                   Fiscal Year       $/Share              Date
----------------------------------------------------------------------------------------------------------------
Ching Lung Po                         --                          --                --               --

Tam Cheuk Ho                          --                          --                --               --

Wong Wah On                           --                          --                --               --

Aggregated Option Exercises and Fiscal Year-End Option Value Table
------------------------------------------------------------------

         The following table sets forth information with respect to the exercise of options to purchase shares of common stock during the fiscal year ended December 31, 2002 by each person named in the Summary Compensation Table.

                                                         Number of Shares            Values of Unexercised
                  Shares            ($)              Underlying Unexercised          In the Money Options
                  Acquired on       Value              Options At Year End               at Year End (1)
Name              Exercise         Realized          Exercisable/Unexercisable      Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------
Ching Lung Po         --              --               40,000/40,000 (2)                   -0- / -0-

Tam Cheuk Ho          --              --               40,000/40,000 (2)                   -0- / -0-

Wong Wah On           --              --               40,000/40,000 (2)                   -0- / -0-

________________________
(1) Value based on the difference between the closing price of our common stock on the OTC Bulletin Board of $1.50 per share on December 31, 2002, and the exercise price of the options.

(2)      These options were exercised subsequent to December 31, 2002.

Securities Authorized for Issuance Under Equity Compensation Plans
------------------------------------------------------------------

         The following table sets forth information relating to our outstanding stock option plans as of December 31, 2002:

                                                                                                Number of Securities
                              Number of Securities to                                           Remaining Available for
                              Be Issued Upon                    Weighted-average                Future Issuance Under
                              Exercise Of Outstanding           Exercise Price of               Equity Compensation
                              Options,                          Outstanding Options,            Plan (excluding securities
                              Warrants and Rights               Warrants and Rights             reflected in column a)
------------------------------------------------------------------------------------------------------------------------
Equity Compensation
Plans Approved by
Security Holders                   209,455                            $2.95                         46,455

Equity Compensation
Plans Not Approved by
Security Holders                         0                                0                              0
------------------------------------------------------------------------------------------------------------------------

Total                              209,455                            $2.95                         46,455

Stock Option Plan
-----------------

         We have adopted a Stock Option Plan (the "1995 Plan") as of March 31, 1995. The 1995 Plan allows the board of directors, or a committee thereof at the board's discretion, to grant stock options to our officers, directors, key employees, consultants and affiliates. Initially, 24,000 shares of common stock could be issued and sold pursuant to options granted under the 1995 Plan. "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees, including officers, whether or not they are members of the board of directors, and nonqualified stock options may be granted to any such employee or officer and to directors, consultants, and affiliates who perform substantial services for or on our behalf or for or on behalf of our subsidiaries.

         The board of directors, or a committee appointed by the board (the "Committee"), is vested with authority to (a) select persons to participate in the Plan; (b) determine the form and substance of grants made under the 1995 Plan to each participant, and the conditions and restrictions, if any, subject to which grants will be made; (c) interpret the Plan; and (d) adopt, amend, or rescind such rules and regulations for carrying out the 1995 Plan as it may deem appropriate. The board of directors has the power to modify or terminate the 1995 Plan and from time to time may suspend, and if suspended may reinstate, any or all of the provisions of the 1995 Plan except that no modification, suspension, or termination of the 1995 Plan may, without the consent of the grantee affected, alter or impair any grant previously made under the 1995 Plan; and no modification shall become effective without prior consent of our stockholders that would increase the maximum number of shares reserved for issuance under the 1995 Plan, except for certain adjustments allowed by the 1995 Plan; or change the classes of employees eligible to participate in the 1995 Plan.

         The 1995 Plan provides that the price per share deliverable upon the exercise of each Incentive Stock Option shall not be less than 100% of the fair market value of the shares on the date the option is granted, as the Committee determines. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of our stock or the stock of any of our subsidiaries, such price per share, if required by the Code at the time of grant, shall not be less than 110% of the fair market value of the shares on the date the option is granted. The price per share deliverable upon the exercise of each nonqualified stock option shall not be less than 80% of the fair market value of the shares on the date the option is granted, as the Committee determines.

         Options may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment shall be made in cash or, in the discretion of the Committee, in shares previously acquired by the participant or in a combination of cash and shares of common stock. The fair market value of shares of common stock tendered on exercise of options shall be determined on the date of exercise.

         On December 30, 1996, our stockholders adopted an amendment to the 1995 Plan (a) to change the number of shares of common stock subject to the 1995 Plan to that number of shares which would, in the aggregate and if deemed outstanding, constitute 20% of our then-outstanding shares of common stock, as determined at the time of granting stock options, and (b) to allow Nonqualified Stock Options, as defined in the 1995 Plan, to be exercisable in less than one year.

         As of December 31, 2002, options to purchase 163,000 shares had been granted under the 1995 Plan. During the fiscal year ended December 31, 2002, no options were granted under the 1995 Plan and no options were exercised.

Report on Repricing of Options
------------------------------

         No options were repriced during the year ended December 31, 2002.

Director Compensation
---------------------

         During the fiscal years ended December 31, 2002 and 2001, our directors did not receive compensation for their services as such.

Employment and Consulting Agreements
------------------------------------

         On February 1, 1999, we entered into a Service Agreement with Ching Lung Po. In accordance with the Service Agreement, Mr. Ching is employed as our Chief Executive Officer and to perform such duties as the board of directors shall from time to time determine. Mr. Ching receives a base salary of HK$2,160,000 (US$276,923) annually, which is adjusted on each anniversary of the Service Agreement to reflect a change in the applicable consumer price index or such greater amount as our board of directors may determine. The Service Agreement has a term of two years and is automatically renewed unless earlier terminated as provided therein. On June 1, 2003, we entered into a Supplemental Service Agreement with Ching Lung Po, reducing his base salary to HK$240,000 (US$30,769) per annum, with all other terms of the Service Agreement remaining in full force and effect.

         On February 1, 1999, we entered into an Employment Agreement with Tam Cheuk Ho. In accordance with the Employment Agreement, Mr. Tam is employed as our Chief Financial Officer and to perform such duties as the board of directors shall from time to time determine. Mr. Tam receives a base salary of HK$1,800,000 (US$230,769) annually, which is adjusted on each anniversary of the Employment Agreement to reflect a change in the applicable consumer price index or such greater amount as our board of directors may determine. The Employment Agreement has a term of two years and is automatically renewed unless earlier terminated as provided therein.

         On February 1, 1999, we entered into an Employment Agreement with Wong Wah On. In accordance with the Employment Agreement, Mr. Wong is employed as our Financial Controller and Corporate Secretary and to perform such duties as the board of directors shall from time to time determine. Mr. Wong receives a base salary of HK$1,200,000 (US$153,846) annually, which is adjusted on each anniversary of the Employment Agreement to reflect a change in the applicable consumer price index or such greater amount as our board of directors may determine. The Employment Agreement has a term of two years and is automatically renewed unless earlier terminated as provided therein.

         Except for the foregoing, we have no employment contracts with any of our officers or directors and we maintain no retirement, fringe benefit or similar plans for the benefit of its officers or directors. We may, however, enter into employment contracts with officers and key employees, adopt various benefit plans and begin paying compensation to officers and directors as we deem appropriate to attract and retain the services of such persons.

         We do not pay fees to directors for their attendance at meetings of the board of directors or of committees; however, we may adopt a policy of making such payments in the future. We reimburse out-of-pocket expenses incurred by directors in attending board and committee meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

         On January 31, 1994, the Farming Bureau, Guilinyang Farm, and Billion Luck entered into a Contract On Investment For The Setting Up Of Hainan Agricultural Resources Company Ltd. pursuant to which such parties agreed to establish HARC as a limited liability joint stock company under the Rules for Standardized Incorporated Companies in the PRC and the regulations of Hainan Province. The agreement provided that HARC's total initial capitalization of Rmb100 million (US$12 million) in assets and cash was to be contributed as follows: the Farming Bureau (39%), Guilinyang Farm (5%) and Billion Luck (56%).

         On July 15, 1994, the Farming Bureau and HARC entered into a Rental Agreement for the rental of 532 square meters of a building located in Haikou City, PRC, in which HARC's corporate headquarters are located. Such rental agreement is for a period of 10 years at an annual rental of Rmb170,240 (US$20,560) payable in equal semi-annual installments. On July 1, 2001, pursuant to mutual agreement, both parties agreed to terminate the rental agreement. For each of the two years ended December 31, 2001 and 2002, HARC paid rental of Rmb85,000 (US$10,266) and nil, respectively, to the Farming Bureau.

         On September 1, 2000, China Resources and Anka Consultants Limited, a private Hong Kong company that is owned by certain of our directors, entered into an office sharing agreement, based upon which our head office in Hong Kong is shared on an equal basis between the two parties. The lease was for a period of 2 years from September 1, 2000 to August 31, 2002 and was renewed for another two years from September 1, 2002. The office sharing agreement also provides that China Resources and Anka shall share certain costs and expenses in connection with its use of the office. For the years ended December 31, 2001 and 2002, we paid rental expenses to Anka Consultants Limited amounted to HK$288,000 (US$37,000) and HK$268,000 (US$34,000), respectively.

         On April 30, 2001, Billion Luck, through its nominees, acquired 39% minority equity interest in HARC from the Farming Bureau, for total consideration of Rmb129,405,000 (US$15,629,000). Concurrent with the acquisition, HARC entered into several agreements with the Farming Bureau to dispose of certain assets, including 24,877,008 shares of Hainan Sundiro Motorcycle Co. Ltd., for consideration of Rmb70 million (US$8,454,000), a 12.64% equity interest in Xilian Mill for consideration of Rmb5 million (US$603,865) and 58% interest in Hainan Weilin for consideration of Rmb3.8 million (US$459,000).

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION
                            OF THE DIRECTOR NOMINEES.

                                   PROPOSAL 2

           APPROVAL AND ADOPTION OF THE 2003 EQUITY COMPENSATION PLAN

         At the Annual Meeting, stockholders will be requested to approve and adopt our 2003 Equity Compensation Plan (the "2003 Plan"). In 1995, our board of directors and stockholders adopted the 1995 Plan as a method of providing incentives to continued performance by our officers, directors and employees. Since adoption of the 1995 plan, we rewarded deserving participants through the grant of options from time-to-time. The number of shares available for issuance under the 1995 plan has now been depleted.

         On October 9, 2003, the board of directors adopted the 2003 Equity Compensation Plan (the "2003 Plan"). The 2003 Plan is more flexible than the 1995 Stock Option Plan by, among other things, enabling the board to grant various incentive equity awards not limited to stock options. The board of directors believes that it is in our best interests to approve and adopt the 2003 Plan and recommends a vote "FOR" the 2003 Plan. A description of the 2003 Plan follows and a complete copy of the 2003 Plan is attached as Appendix B to this Proxy Statement. Stockholders are urged to review the entire 2003 Plan prior to determining whether to vote for its approval.

         We have reserved a number of shares of common stock equal to 20% of our issued and outstanding common stock, from time-to-time, for issuance pursuant to options granted ("Plan Options") or for restricted stock awarded ("Stock Grants") under the 2003 Plan. Stock Appreciation Rights may be granted as a means of allowing participants to pay the exercise price of Plan Options. Stock Grants may be made upon such terms and conditions as the board or committee designated by the board determines. Stock Grants may include deferred stock awards under which receipt of Stock Grants is deferred, with vesting to occur upon such terms and conditions as the board or committee determines.

         The purpose of the 2003 Plan is to increase our employees', advisors', consultants' and non-employee directors' proprietary interest in our company, and to align more closely their interests with the interests of our stockholders, as well as to enable us to attract and retain the services of experienced and highly qualified employees and non-employee directors. The Plan will be administered by our board of directors or a committee designated by the board. The board or committee will determine, from time to time, those of our officers, directors, employees and consultants to whom Stock Grants and Plan Options will be granted, the terms and provisions of the respective Stock Grants and Plan Options, the dates such Plan Options will become exercisable, the number of shares subject to each Plan Option, the purchase price of such shares and the form of payment of such purchase price. Plan Options and Stock Grants will be awarded based upon the fair market value of our common stock at the time of the award All questions relating to the administration of the 2003 Plan, and the interpretation of the provisions thereof are to be resolved at the sole discretion of the board or committee.

         Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not so qualify ("Non-Qualified Options"). In addition, the Plan also allows for the inclusion of a reload option provision ("Reload Option"), which permits an eligible person to pay the exercise price of the Plan Option with shares of common stock owned by the eligible person and to receive a new Plan Option to purchase shares of common stock equal in number to the tendered shares. Any Incentive Option granted under the 2003 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

         The term of each Plan Option and the manner in which it may be exercised is determined by our board or the committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. In any case, the exercise price of any stock option granted under the Plan will not be less than 85% of the fair market value of the common stock on the date of grant. The exercise price of Non-Qualified Options shall be not less than 100% of fair market value on the date of grant.

         The per share purchase price of shares subject to Plan Options granted under the 2003 Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of Plan Options granted under the Plan. Officers, directors and key employees of and consultants to us and our subsidiaries will be eligible to receive Non-Qualified Options under the Plan. Only our officers, directors and employees who are employed by us or by any of our subsidiaries thereof are eligible to receive Incentive Options.

         All Plan Options are nonassignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, the Plan Option granted may be exercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability. The board or committee may impose additional terms and conditions on the exercise or any Plan Options or Stock Grants.

         The board of directors may amend, suspend or terminate the 2003 Plan at any time, except that no amendment shall be made which (a) increases the total number of shares subject to the 2003 Plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization), (b) affects outstanding Plan Options or any exercise right thereunder, (c) extends the term of any Plan Option beyond ten years, or (d) extends the termination date of the 2003 Plan.

         Unless the Plan shall be earlier suspended or terminated by the board or committee, the 2003 Plan shall continue until such time as no further awards are available for grant and all outstanding awards are no longer outstanding; provided, however, that no Incentive Stock Options may be made after ten years from the effective date of the 2003 Plan. No termination of the 2003 Plan shall not affect the validity of any Plan Options or Stock Grants previously awarded thereunder.

         No Plan Options or Stock Grants have yet been granted or awarded. Under rules established by Nasdaq, on which our shares are listed, establishment of the 2003 Plan requires the affirmative approval of out stockholders at the Annual Meeting. The 2003 will become effective upon receipt of stockholder approval.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE
                         2003 EQUITY COMPENSATION PLAN.

                                   PROPOSAL 3

          RATIFICATION OF THE APPOINTMENT OF HORWATH GELFOND HOCHSTADT
             PANGBURN, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY

         The appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as our independent auditors for the fiscal year ending December 31, 2003 will be submitted for ratification by our stockholders.

Fees to Horwath Gelfond Hochstadt Pangburn, P.C.
------------------------------------------------

         The following table shows the fees that we paid or accrued for the audit and other services provided by Horwath Gelfond Hochstadt Pangburn, P.C. for the 2002 fiscal year and by Ernst & Young for the 2001 fiscal year.

                                          Fiscal 2002                Fiscal 2001
                                          -----------                -----------

Audit Fees                                  $49,940                    $69,872
Audit-Related Fees                               --                         --
Tax Fees                                      6,800                      7,051
All Other Fees                                   --                         --
                                            -------                    -------
Total                                       $56,740                    $76,923
                                            =======                    =======

         Audit Fees -- This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

         Audit-Related Fees -- This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

         Tax Fees -- This category consists of professional services rendered by Horwath Gelfond Hochstadt Pangburn, P.C. for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

         All Other Fees -- This category consists of fees for other miscellaneous items.

         Although the board of directors is submitting the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. for stockholder approval, it reserves the right to change the selection of Horwath Gelfond Hochstadt Pangburn, P.C. as auditors, at any time during the fiscal year, if it deems such change to be in our best interests, even after stockholder approval.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF HORWATH GELFOND HOCHSTADT PANGBURN, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL
                         YEAR ENDING DECEMBER 31, 2003.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2004 must be received by us no later than June 30, 2004, in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                             ADDITIONAL INFORMATION

         Our Annual Report on Form 10-KSB (without exhibits), including audited consolidated financial statements as at and for the years ended December 31, 2002 and 2001, and our Quarterly Report on Form 10-QSB, including unaudited consolidated financial statements as at and for the three and nine months ended September 30, 2003, accompany this proxy statement.

                                   APPENDIX A

                        CHINA RESOURCES DEVELOPMENT, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee (the "committee") of China Resources Development, Inc. (the "Company"). The committee shall review and reassess the charter at least annually

Members of the committee shall be appointed by the board of directors and may be replaced by the board of directors. The board of directors shall designate one member of the committee as its chairperson.

MEMBERSHIP

The committee shall consist of at least three directors. Each member of the committee shall meet the independence and experience requirements of (a) Section 10A(m)(3) or successor provision of the Securities Exchange Act of 1934 (the "Exchange Act"), and all rules and regulations promulgated by the SEC and (b) the rules, regulations and standards imposed by Nasdaq or other marketplace on which the Company's securities may be listed, from time to time (the "Independence Requirements").

Each member of the committee shall be financially literate, as determined by the Company's board of directors in the exercise of its reasonable business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the committee. In addition, at least one member of the committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight. At least one member of the committee shall be an "audit committee financial expert," within the meaning of Item 401(e) of Regulation S-B or other rule of similar applicability to which the Company is subject.

Notwithstanding the foregoing, (a) one director who does not meet the Independence Requirements, who is not an employee of the Company or an immediate family member of an employee, may be appointed to the committee, if the board of directors, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its shareholders; provided that the board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination, and (b) for so long as the Company reports under Regulation S-B, the board of directors may provide that the committee is to consist of not less than two members, a majority of whom shall satisfy the Independence Requirements.

PROCEDURES

The committee shall meet quarterly, or as often as it otherwise determines. Special meetings may be convened as the committee deems necessary or appropriate. A majority of the members of the committee shall constitute a quorum to transact business. Members of the committee may participate in a committee meeting by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairman of the committee, notice shall be delivered to all committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire board.

The affirmative vote of a majority of the members of the committee present at the time of a vote will be required to approve any action of the committee. Subject to the requirements of any applicable law, rule or regulation, any action required, or permitted to be taken, at a meeting of the committee may be taken without a meeting if consent in writing, setting forth the action so taken, is signed by all of the members of the committee. Such written consent shall have the same force as a unanimous vote of the committee.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and legal compliance and ethics programs as may be established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The audit committee shall be directly responsible for the appointment, compensation, oversight, termination and replacement of the Company's independent auditor (subject, if applicable, to shareholder ratification), and shall have the sole authority to approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The committee may consult with management, but, except as expressly provided herein, shall not delegate these responsibilities.

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall convey to management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders.

o The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board and other applicable laws, rules and regulations. The committee shall ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with ISB Standard 1, and the committee shall be responsible for engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take appropriate action to oversee the outside auditor.

o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review with management and the independent auditors the interim financial statements prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the annual financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB). Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

o The committee shall review and discuss with management and the independent auditor (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection of application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effect of alternative generally accepted accounting principles ("GAAP") methods on the financial statements, (c) the types of information to be disclosed and the types of presentation to be made relating to earning press releases as well as other financial information and earnings guidance provided to analysts and rating agencies, and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

o The committee shall review and discuss with management and the independent auditor any report of the independent auditor regarding (a) all critical accounting policies and practices to be used by the independent auditor, (b) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, or
         (c) any other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

o The committee shall approve all audit and non-audit engagements of the Company's independent auditors in advance. The committee shall not approve any engagements of the Company's outside auditors with respect to those services set forth in Section 10A(g)(1) through (9) of the Exchange Act. In the event the Audit Committee approves any non-audit services by the Company's independent auditors, such approval shall be disclosed in periodic reports required by Section 13(a) of the Exchange Act.

o The committee shall make regular reports to the board of directors and shall review with the board any issues that arise with respect to (a) the quality or integrity of the Company's financial statements, (b) the Company's compliance with legal or regulatory requirements that may have a material impact on the Company's financial statements, or (c) the performance and independence of the Company's independent auditors. In addition, the committee annually shall review its own performance.

o The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss (a) the adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor or management; (b) the management letter provided by the independent auditor and the Company's response to that letter; and (c) any audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or on access to requested information.

o The committee shall obtain assurance from the independent auditor that each audit of the Company's financial statements has complied with the requirements of Section 10A of the Exchange Act.

o The committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                                   APPENDIX B
                                   ----------






                        CHINA RESOURCES DEVELOPMENT, INC.

                           2003 EQUITY INCENTIVE PLAN

                        CHINA RESOURCES DEVELOPMENT, INC.

                           2003 EQUITY INCENTIVE PLAN



1.  SECTION       PURPOSE; DEFINITIONS.

         1.1 Purpose. The purpose of the China Resources Development, Inc. 2003 Equity Incentive Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "Committee" means the Equity Incentive Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, $.001 par value per share.

                  (f) "Company" means China Resources Development, Inc., a corporation organized under the laws of the State of Nevada.

                  (g) "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

                  (h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Effective Date" means the date set forth in Section 12.1, below.

                  (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (k) "Holder" means a person who has received an award under the Plan.

                  (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

                  (o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                  (p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

                  (q) "Plan" means the China Resources Development, Inc. 2003 Equity Incentive Plan, as hereinafter amended from time to time.

                  (r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

                  (s) "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

                  (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

                  (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

                  (v) "Stock Option" or "Option" means any option to purchase shares of Common Stock granted pursuant to the Plan.

                  (w) "Stock Reload Option" means any option granted under
Section 5.3 of the Plan.

                  (x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

2. SECTION        ADMINISTRATION.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

         2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) To select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder;

                  (b) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) To determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) To determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) To permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

                  (f) To determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

                  (g) To substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3 Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3. SECTION        STOCK SUBJECT TO PLAN.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be such number of shares as is equal to 20% of the total number of shares of Common Stock outstanding from time-to-time. No award under the Plan shall be invalidated by reason of a decrease in the number of outstanding shares of Common Stock; provided that the award was made from shares validly available under the Plan at the time the award is made.

         Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for issuance in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of an award which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

4. SECTION        ELIGIBILITY.

         Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

5. SECTION        STOCK OPTIONS.

         5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

         5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant [or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("10% Stockholder")].

                  (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant, in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common

Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative).

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

         5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option"), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6. SECTION        STOCK APPRECIATION RIGHTS.

         6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7. SECTION        RESTRICTED STOCK.

         7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8. SECTION        DEFERRED STOCK.

         8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period [or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable], share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9. SECTION        OTHER STOCK-BASED AWARDS.

                  Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10. SECTION       ACCELERATED VESTING AND EXERCISABILITY.

         10.1 Non-Approved Transactions. If any "person" [as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")], is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2 Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11. SECTION       AMENDMENT AND TERMINATION.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

12. SECTION       TERM OF PLAN.

         12.1 Effective Date. The Plan shall become effective at such time as it has been approved by (i) the Company's Board of Directors and (ii) stockholders owning more than fifty percent (50%) of the Company's outstanding voting securities on the record date for determining those stockholders entitled to vote upon approval of the Plan (the "Effective Date").

         12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13. SECTION       GENERAL PROVISIONS.

         13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten (10) days after the Agreement has been delivered to the Holder for his or her execution.

         13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         13.3 Employees.

                  (a) Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company's policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

                  (b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment purposes, without a view to the distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

         13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

         13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

         13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed incorporated therein with the same force and effect as if such provision had been set out at length therein.

         13.12 Non-Registered Stock. The shares of Common Stock to be issued under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

INITIAL PLAN
------------


Date Plan Approved by Board of Directors:            October 9, 2003

Date Plan Approved by Stockholders:
                                                     ------------------------



PLAN AMENDMENTS
---------------


DATE AMENDMENT       DATE AMENDMENT
 APPROVED BY          APPROVED BY
  BOARD OF          STOCKHOLDERS, IF          SECTION            DESCRIPTION OF
 DIRECTORS             NECESSARY              AMENDED              AMENDMENT
 ---------             ---------              -------              ---------

                        CHINA RESOURCES DEVELOPMENT, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                December 18, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        CHINA RESOURCES DEVELOPMENT, INC.

         The undersigned hereby appoints Ching Lung Po proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of China Resources Development, Inc. held of record by the undersigned on November 14, 2003 at the Annual Meeting of Stockholders to be held at Room 2105, West Tower, Shun Tak Centre, 200 Connaught Road C., Sheung Wan, Hong Kong, on Thursday, December 18, 2003 at 2:30 p.m., Hong Kong time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1.       Election of Directors Nominees:
         Tam Cheuk Ho and Wong Wah On.

         [ ] FOR all nominees [ ] WITHHOLD AUTHORITY [ ] FOR all nominees, except as noted below:

                                                         Nominee exception

                                                         ----------------------

2.       Proposal to authorize and adopt the Company's 2003 Equity Compensation
         Plan.

         [ ] FOR                       [ ] AGAINST                 [ ] ABSTAIN

3. Proposal to ratify the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. independent auditors of the Company for the fiscal year ending December 31, 2003 to serve at the pleasure of the Board of Directors.

         [ ] FOR                       [ ] AGAINST                 [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNEDSTOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2003 ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED:
                                               ---------------------------------
                                               (Signature)


                                               ---------------------------------
                                               (Signature if jointly held)


                                               ---------------------------------
                                              (Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE. THANK YOU.